Exhibit 10.5

NON-EXCLUSIVE LICENSE AGREEMENT

This Agreement is made and entered into as of the 21st day of March, 2012 (“Effective Date”), by and between the University Of Pittsburgh — Of The Commonwealth System Of Higher Education, a non-profit corporation organized and existing under the laws of the Commonwealth of Pennsylvania, having its principal office at 200 Gardner Steel Conference Center, Thackeray and O’Hara Streets, Pittsburgh, Pennsylvania 15260 (“University”), and Stemline Therapeutics, Inc., with its principal business at ***, New York, New York 10128 (“Licensee”).

WHEREAS, University is the owner of certain Intellectual Property Rights, as further defined below, arising out of the conduct of certain studies sponsored or conducted by University (University Internal Reference Number ***), and University has the right to grant licenses under such Intellectual Property Rights;

WHEREAS, the parties have previously entered into a License Agreement with respect to Patent Rights generally entitled, “***,” executed between University and Licensee on September 30, 2009;

WHEREAS, University desires to have the Intellectual Property Rights utilized in the public interest;

WHEREAS, Licensee is experienced in the development, production, manufacture, marketing and sale of products, and that Licensee shall commit itself to a thorough, vigorous and diligent program of exploiting the Licensed Intellectual Property Rights so that public utilization results therefrom; and

WHEREAS, Licensee desires to obtain a non-exclusive license under the Intellectual Property Rights upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1 — DEFINITIONS

For purposes of this Agreement, the following words and phrases shall have the following meanings:

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

1.1          “Affiliate” shall mean, with respect to the University, any clinical or research entity that is operated or managed as a facility under the University Of Pittsburgh Medical Center Health System, whether or not owned by University.  With respect to Licensee, “Affiliate” shall mean any corporation or other entity which controls, is controlled by or is under common control with Licensee.  A corporation or other entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls more than fifty percent (50%) of the voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the corporation or other entity.

1.2          “FDA” shall mean the Federal Food and Drug Administration of the United States Department of Health and Human Services, or any successor agency thereof, or any equivalent foreign agency.

1.3          “Licensee” shall mean Stemline Therapeutics, Inc. and its Affiliates.

1.4          “IND” shall mean an Investigational New Drug Application, as defined in the United States Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder, that is required to be filed with the FDA before beginning clinical testing in human subjects, or an equivalent foreign filing.

1.5          “Intellectual Property Rights” shall mean data, information and know-how that are reasonably necessary for supporting applications and submissions to the FDA and/or obtaining Regulatory Approval for a Licensed Product, as well as any applications, submissions, filings, correspondence or other documentation that embody such data, information or know-how.

1.6          “Licensed Intellectual Property Rights” shall mean Intellectual Property Rights that are owned or controlled by University as of the Effective Date of this Agreement and are further described in Exhibit A.

1.7          “Future Intellectual Property Rights” shall mean Intellectual Property Rights that are encompassed within the INDs listed in Exhibit B or result from the studies conducted under such INDs which the University owns or controls after the Effective Date.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

1.8          “Licensed Products” shall mean any product or part thereof or service which is:

(a)                                 covered in whole or in part by an issued, unexpired or pending claim contained in the Patent Rights (as defined in the Patent License Agreement) in the country in which any such product or part thereof is made, used or sold or in which any such service is used or sold; or

(b)                                 manufactured by using a process or is employed to practice a process which is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the Patent Rights in the country in which any such process that is included in Licensed Product is used or in which such product or part thereof or service is used or sold.

1.9          “Non-Commercial Education and Research Purposes” shall mean use of the Licensed Intellectual Property Rights for academic research or other not-for-profit scholarly purposes which are undertaken at a nonprofit or governmental institution that does not use the Licensed Intellectual Property Rights in the production or manufacture of products for sale or the performance of services for a fee.

1.10        “Regulatory Approval” shall mean the receipt of all approvals, licenses, registrations or authorizations of any federal, state or local regulatory authority, agency or other governmental entity, necessary for the sale of a product in any country or region, wherein the submission process for such Regulatory Approval involves use of any part of the Licensed Intellectual Property Rights.

1.11        “Patent License Agreement” shall mean the patent and intellectual property license agreement relating to *** executed between University and Licensee on September 30, 2009.

1.12        “Non-Royalty Sublicense Income” shall mean execution fees, maintenance fees, milestone fees and all other non-royalty payments received by Licensee from its sublicensees pursuant to any sublicense granted pursuant to Article 2.2 hereunder but excluding: (a) payments made by a sublicensee to Licensee in consideration for the issuance of securities of Licensee, but

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

only to extent such payments reflect the fair market value of the securities; and (b) payments made as reimbursement for research and development or specifically committed to the research and/or development of the Licensed Intellectual Property Rights or Licensed Products.  For the avoidance of doubt, equity investments made by sublicensees in Licensee in excess of fair market value shall be deemed Non-Royalty Sublicense Income to the extent of such excess or discounted amount.

1.13        “Term” shall mean twenty (20) years from the Effective Date unless this Agreement is terminated by a party in accordance with Article 8 hereof.

ARTICLE 2 - GRANT

2.1                               University hereby grants to Licensee a worldwide, non-exclusive license to use the Licensed Intellectual Property Rights in connection with the development, production, manufacture, registration and commercialization of pharmaceutical products, including, without limitation, the right to incorporate, reference, rely on and transfer the Licensed Intellectual Property Rights in regulatory filings, to the end of the Term unless this Agreement is terminated sooner as provided herein.  The license granted hereby is subject to the rights of the United States government, if any, as set forth in 35 U.S.C. Section 200, et seq.

2.2                               Licensee shall have the right to sublicense the rights, privileges and licenses granted hereunder, in whole or in part, and with respect to the entire world or a particular geographic territory, to any entity that is a permitted sublicensee under the Patent License Agreement (a “Permitted Sublicensee”) ***, provided that any applicable agreement with such sublicensee complies with the terms and conditions hereof.  Upon the termination of this Agreement and upon the request of any sublicensee, any sublicenses granted prior to either party’s receipt of any termination notice under this Agreement shall survive such termination provided that such sublicensee:  (a) is not at such time in breach of this Agreement; and (b) agrees in writing prior to the effective date of termination to assume all of Licensee’s obligations under this Agreement.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

2.3                               Licensee agrees that any sublicense granted by it shall require the sublicensee to agree to comply with terms no less stringent than the terms of Section 2.2 and of Articles 7, 8, and 12 of this Agreement.  Each sublicense granted by Licensee pursuant to this Agreement shall include an audit right by University of sublicensee of the same scope as provided in Section 6.1 with respect to Licensee.

2.4                               Licensee agrees to forward to University a copy of any and all sublicense agreements promptly upon execution thereof, but in no event later than *** (***) days after each such sublicense agreement has been executed by both parties thereto.

2.5                               University hereby grants to Licensee an option to enter into a non-exclusive license to Future Intellectual Property Rights, all upon such terms and conditions as the parties may agree and which contain similar standard non-financial terms and conditions hereunder.  Such option shall be exercisable by Licensee by providing a written election to University at anytime after the date hereof until *** (***) days after ***.  If Licensee exercises such option by providing such written election to University, then the parties shall negotiate in good faith, which negotiations shall commence within *** (***) days following exercise, and shall enter into a definitive royalty-bearing license agreement as soon thereafter as reasonably possible.  In furtherance of the foregoing, University agrees to disclose from time to time at University’s sole discretion to Licensee Future Intellectual Property Rights until expiration of the option.

2.6                               For the avoidance of doubt, University reserves the royalty-free, non-exclusive right to use and practice the Licensed Intellectual Property Rights for Non-Commercial Education and Research Purposes.

2.7                               The license granted hereunder shall not be construed to confer any rights upon Licensee by implication, estoppel or otherwise as to any technology not specifically included within the Licensed Intellectual Property Rights.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 3 — LETTERS OF CROSS-REFERENCE

The parties understand and agree that Dr. *** is the holder of the INDs set forth and described in Exhibits A and B, attached.  The University shall endeavor to obtain Letters of cross-reference to be executed by Dr. *** to the INDs described in Exhibits A and B for Licensee’s use for ***: ***. The Letters of cross-reference will be delivered to Licensee in the form and format attached as Exhibit C.  University agrees to transfer the executed letters of cross reference, signed by Dr. ***, to Licensee by sending original letters to Licensee within ***.

ARTICLE 4 — DUE DILIGENCE

4.1                               Licensee, itself, or through its sublicensees, shall use its Commercially Reasonable Best Efforts to develop or commercialize a Licensed Product derived from use of the Licensed Intellectual Property Rights as soon as practicable, consistent with sound and reasonable business practice and judgment throughout the Term of this Agreement.  “Commercially Reasonable Best Efforts” shall mean best efforts consistent with the commercially reasonable and usual practice followed by Licensee in pursuing the commercialization and marketing of similar products, taking into account safety and efficacy, regulatory requirements and structure, and other relevant market factors.

4.2                               In addition, Licensee shall use commercially reasonable efforts to achieve the following milestone: ***.

4.3                               Unless caused by a delay in or breach of the University’s obligations hereunder, Licensee’s failure to perform in accordance with Section 4.1, or to fulfill on a timely basis the milestone set forth in Section 4.2 hereof, shall be grounds for University to terminate this Agreement and upon termination all rights and interest to the Licensed Intellectual Property Rights shall revert to University.  Notwithstanding the foregoing, Licensee shall have the right to pre-pay the *** Dollar ($***) milestone payment of Section 5.1(a) to University at any time prior to the date referenced in Section 4.2, and upon such payment, Licensee shall be relieved of the diligence obligation of Section 4.2.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 5 — LICENSE CONSIDERATION

5.1                               In consideration of the rights, privileges and license granted by University hereunder, Licensee shall pay monetary consideration as follows:

(a)                                 Initial nonrefundable license fee of *** Dollars ($***) due as follows:

(i)            *** Dollars ($***) within *** (***) *** from the Effective Date of this Agreement, and

(ii)           *** Dollars ($***) within *** (***) months from the Effective Date of this Agreement;

(b)                                 A one time milestone payment of *** Dollars ($***), payable within *** (***) days following ***, which payment obligation shall survive any termination of this Agreement.

(c)                                  A share of Non-Royalty Sublicense Income of *** percent (***%).  Non-Royalty Sublicense Income payments to University shall be paid within *** (***) days after receipt of payment by Licensee from Permitted Sublicensees.

5.2                               All payments pursuant to this Agreement may be made by check or by wire transfer (along with applicable wire transfer fees) in United States dollars without deduction or exchange, collection or other charges and directed to the address or, in the case of wire transfer, to the bank, set forth in Article 10.2.

5.3                               Taxes imposed by any foreign or United States governmental agency on any payments to be made to the University by Licensee hereunder shall be paid by Licensee without deduction from any payment due to the University hereunder.

5.4                               Payments pursuant to this Agreement which are overdue shall bear interest calculated from the due date until payment is received at the rate of *** percent (***%) per annum, or the prime rate (as quoted by The Wall Street Journal) plus *** percent (***%), whichever is higher.  Payment of such interest by Licensee shall not negate or waive the right of University to seek any other remedy, legal or equitable, to which it may be entitled because of the delinquency of any payment, including, but not limited to, termination of this Agreement as set forth in Article 9.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 6 — RECORD KEEPING

6.1                               Licensee shall keep full, true and accurate books of account, in accordance with generally accepted accounting principles, containing all information that may be necessary for the purpose of showing the amounts payable to University hereunder.  Such books of account shall be kept at Licensee’s principal place of business.

ARTICLE 7 — INDEMNIFICATION/INSURANCE/LIMITATION OF LIABILITY/REPRESENTATIONS AND COVENANTS

7.1                               Licensee shall at all times during the term of this Agreement and thereafter indemnify, defend and hold University, its trustees, officers, employees and affiliates (each, an “Indemnified Party”) harmless against all third party claims and expenses, including legal expenses and reasonable attorneys’ fees, arising out of the death of or injury to any person or persons or out of any damage to property or the environment, and against any other third party claim, proceeding, demand, expense and liability of any kind whatsoever resulting from: the Licensee’s use of the Licensed Intellectual Property Rights and/or letters of cross-reference; resulting from the production, manufacture, sale, consumption, or advertisement products or services resulting therefrom; or arising from any obligation of Licensee hereunder (“Claim(s)”).  Licensee shall provide this defense and indemnity whether or not any Indemnified Party, either jointly or severally, is named as a party defendant in a Claim and whether or not any Indemnified Party is alleged to be negligent or otherwise responsible for any injuries to person or property.  The obligation of Licensee to defend and indemnify as set forth herein shall not apply to the extent that such Claim is directly attributable to the gross negligence or intentional misconduct of the Indemnified Parties.  This obligation of the Licensee hereunder shall survive termination of this Agreement and shall not be limited by any other limitation of liability elsewhere in this Agreement. University shall promptly notify in writing, and provide a copy to, Licensee of any complaint, summons or other written notice that University receives of any Claim that may be subject to such obligations.  University shall allow Licensee the control of the defense and settlement thereof, and shall reasonably cooperate in such defense and settlement upon Licensee’s reasonable request but at Licensee’s sole

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

cost and expense; provided, that University shall have the right to participate in any such proceeding with counsel of its choosing at its own expense.  University may not settle a Claim or action covered by this Article without the prior written consent of Licensee (and any payment made by University in violation of this sentence shall be at its own cost and expense).

7.2                               Licensee shall obtain and carry in full force and effect liability insurance as set forth in the Patent License Agreement.

7.3                               University agrees to transfer the Licensed Intellectual Property Rights to Licensee by sending copies of written, electronic or other tangible manifestations of the Licensed Intellectual Property Rights to Licensee within *** (***) days after the Effective Date.  If at any time following the Effective Date University or Licensee determines that University has not provided copies of all components of the Licensed Intellectual Property Rights to Licensee, then University shall promptly do so for no additional consideration and University shall not be considered in breach of its obligations hereunder following such prompt disclosure.  Additionally, if at any time following the Effective Date Licensee, FDA, or similar governmental authority requests that the University provide or make available any additional data or information directly relating to Licensed Intellectual Property which was in existence as of the Effective Date and was owned or controlled by University as of the Effective Date and continues to be owned or controlled by the University at the time of the request in order to supplement or support a regulatory filing or submission containing Licensed Intellectual Property Rights with respect to a Licensed Product, then University shall exercise its reasonable best efforts to do so to the extent permitted by law or any conflicting obligations.

7.4                               University represents and warrants to Licensee that it owns right, title and interest in the Licensed Intellectual Property Rights and has the right to grant the license to Licensee hereunder and to execute this Agreement. The University represents that it has not granted and covenants that it shall not grant any license to the Intellectual Property Rights inconsistent with the terms of this Agreement during the Term.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

7.5                               EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 7.4 OF THIS AGREEMENT, UNIVERSITY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF INTELLECTUAL PROPERTY RIGHTS CLAIMS, ISSUED OR PENDING.  EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 7.4 OF THIS AGREEMENT, UNIVERSITY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OF LETTERS OF CROSS-REFERENCE DELIVERED TO LICENSEE UNDER SECTION 3.  NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION OR WARRANTY GIVEN BY UNIVERSITY THAT THE PRACTICE BY LICENSEE OF THE LICENSE GRANTED HEREUNDER SHALL NOT INFRINGE THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

ARTICLE 8 — ASSIGNMENT

8.1                               This Agreement is not assignable without the prior written consent of University (which consent shall not be unreasonably withheld or delayed) and any attempt to do so shall be null and void; provided that (a) Licensee may assign this Agreement to any Affiliate of Licensee, or to any third party who purchases or otherwise succeeds by operation of law (whether by purchase of stock or assets, merger or otherwise) to all or substantially all of the line of business of Licensee of which this Agreement is a part; and (b) the assignee agrees in writing to be bound by the terms of this Agreement to the same extent as Licensee.

ARTICLE 9 —TERMINATION

9.1                               University shall have the right to terminate this Agreement, upon written notice, if:

(a)                                 Licensee defaults in the performance of any of the obligations herein contained and such default has not been cured within *** (***) days after receiving written notice thereof from University;

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

(b)                                 Licensee’s rights under the Patent License Agreement are terminated early by the terms of such agreement or by a party thereto prior to expiration of the term of such agreement; or

(c)                                  Licensee ceases to carry out its business, becomes bankrupt or insolvent, applies for or consents to the appointment of a trustee, receiver or liquidator of its assets or seek relief under any law for the aid of debtors that is not dismissed within *** (***) days of commencement.

9.2                               At anytime prior to incorporating or referencing the Licensed Intellectual Property rights or using or incorporating the letters of cross-reference in an application for Regulatory Approval, Licensee may terminate this Agreement upon *** (***) days prior written notice to University and upon payment of all amounts due University through the effective date of termination.

9.3                               Upon termination of this Agreement, neither party shall be released from any obligation that matured prior to the effective date of such termination.  However, for the avoidance of doubt, the milestone payment obligation under Section 5.1(b) shall survive termination of this Agreement in accordance with its terms.

ARTICLE 10 — NOTICES

10.1                        Any notice or communication pursuant to this Agreement shall be sufficiently made or given if sent by certified or registered mail, postage prepaid, or by overnight courier, with proof of delivery by receipt, addressed to the address below or as either party shall designate by written notice to the other party.

In the case of University:

Associate Vice Chancellor for Technology Management and Commercialization

Office of Technology Management

University of Pittsburgh

200 Gardner Steel Conference Center

Thackeray & O’Hara Streets

Pittsburgh, PA 15260

In the case of Licensee:

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

Ivan Bergstein, M.D., CEO

Stemline Therapeutics, Inc.

***

New York, New York 10128

9.2          Any payments to University hereunder by wire transfer shall be directed as follows:

Bank: Mellon Bank, NA, Pittsburgh, PA

ABA Routing No.: ***

Account No.: ***

Mellon SWIFT Code: *** (international transfers)

Reference Code: Office of Technology Management

ARTICLE 11 — AMENDMENT, MODIFICATION

11.1                        This Agreement may not be amended or modified except by the execution of a written instrument signed by the University’s Executive Vice Chancellor, or its successor and/or designated University employee having signatory authority, and an officer of the Company having signatory authority.

ARTICLE 12 — MISCELLANEOUS

12.1                        This Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.  The forum for any action relating to this Agreement, including those brought against foreseeable third parties such as University employees, shall be the Courts of Allegheny County, Pennsylvania, or, if in a federal proceeding, the United States District Court for the Western District of Pennsylvania.  Notwithstanding the above, the parties agree to first attempt to amicably resolve any dispute arising out of or in any way connected with this Agreement or any term or condition hereof, or the performance by either party of its obligations hereunder within *** (***) days of written notice of the dispute, except that each party may apply to a court of competent jurisdiction for a temporary restraining order, a preliminary injunction or other equitable relief to preserve the status quo or prevent irreparable harm.  If the dispute cannot be resolved by the parties within *** (***) days, the Executive Vice Chancellor of University, or his designee, and the CEO of Licensee shall meet in person at a mutually

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

acceptable time and location or by means of telephone or videoconference within *** (***) days to attempt to resolve the dispute.

12.2                        The parties acknowledge that this Agreement and the Exhibits hereto set forth the entire understanding and intentions of the parties hereto as to the subject matter hereof and supersedes all previous representations, negotiations, or understandings between the parties and/or its employees or agents, whether written or oral, regarding the subject matter of this Agreement.  Notwithstanding the above, this Agreement is not intended to replace, amend, or otherwise supersede the terms, conditions, and confidentiality obligations of the parties found in the Patent License Agreement.  For the avoidance of doubt, the Confidentiality Agreement between the parties dated March 11, 2010 shall no longer apply to the Licensed Intellectual Property Rights for so long as this Agreement is in effect, but will continue to apply with respect to any Future Intellectual Property Rights.

12.3                        The parties acknowledge that they consulted, or had the opportunity to investigate and/or consult, with their legal counsel and/or other advisors with respect to the Intellectual Property Rights and the terms of this Agreement.

12.4                        The parties agree that this Agreement constitutes an arm’s length business transaction and does not create a fiduciary relationship.

12.5                        Nothing contained in this Agreement shall be construed as conferring upon either party any right to use in advertising, publicity or other promotional activities any name, trade name, trademark, or other designation of the other party, including any contraction, abbreviation, or simulation of any of the foregoing.  Without the express written approval of the other party, neither party shall use any designation of the other party in any promotional activity associated with this Agreement or the Licensed Intellectual Property Rights.  Neither party shall issue any press release or make any public statement in regard to this Agreement without the prior written approval of the other party.

12.6                        Licensee agrees that with respect to the performance of this Agreement or the practice of the rights granted by the University hereunder, it shall comply with any and all applicable United States export control laws and regulations, as well as any and all embargoes

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

and/or other restrictions imposed by the Treasury Department’s Office of Foreign Asset Controls.

12.7                        If one or more of the provisions of this Agreement shall be held invalid, illegal or unenforceable, the remaining provisions shall not in any way be affected or impaired thereby.  In the event any provision is held illegal or unenforceable, the parties shall use reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as is practical, implements purposes of the provision held invalid, illegal or unenforceable.

12.8                        Failure at any time to require performance of any of the provisions herein shall not waive or diminish a party’s right thereafter to demand compliance therewith or with any other provision.  Waiver of any default shall not waive any other default.  A party shall not be deemed to have waived any rights hereunder unless such waiver is in writing and signed by a duly authorized officer of the party making such waiver.

12.9                        Licensee acknowledges that University is free to publish the results of the research activities of its faculty, staff and students, even though such publication may involve the Intellectual Property Rights.  University agrees to submit to Licensee any proposed publication or presentation regarding the subject matter specifically described in Intellectual Property Rights for prior review by Licensee at least *** (***) days before its submittal for publication or its presentation.  Licensee may, within *** (***) days after receipt of such proposed publication, request that such proposed publication be delayed not more than *** (***) days in order to allow for protection of intellectual property rights.

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the parties have set their hands and seals as of the date set forth on the first page hereof.

UNIVERSITY OF PITTSBURGH — OF THE COMMONWEALTH SYSTEM OF HIGHER EDUCATION

By	/s/ Jerome Cochran

Jerome Cochran
Executive Vice Chancellor

STEMLINE THERAPEUTICS, INC.

By	/s/ Ivan Bergstein
Name: Ivan Bergstein, M.D.
Title: Chief Executive Officer

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT A

Non-Exclusive License Agreement with Stemline Therapeutics, Inc.

Licensed Intellectual Property Rights

I.                                        DATA AND INFORMATION CONTAINED WITHIN IND#***:

***

II.                                   DATA AND INFORMATION CONTAINED WITHIN IND#***:

***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

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EXHIBIT B

Non-Exclusive License Agreement with Stemline Therapeutics, Inc.

INDs Covered by Option to Future Intellectual Property Rights

IND#***	*** Trial

IND#***	*** Trial
*** Trial
*** Trial ***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

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EXHIBIT C

Non-Exclusive License Agreement with Stemline Therapeutics, Inc.

Letters of Cross-Reference

***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Commission.

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